Exhibit 99.2
Q2’23 Earnings Report August 3, 2023 Nasdaq: COLL

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2023 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: risks related to the ability to realize the anticipated benefits of our acquisitions at all or within the expected time period; unknown liabilities; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; the impact of the COVID-19 pandemic on our ability to conduct our business, reach our customers, and supply the market with our products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product; the size of the markets for our products and product candidates, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products and product candidates; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10- Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2

Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We use these non-GAAP financial measures to understand, manage and evaluate our business as we believe they provide additional information on the performance of our business. We believe that the presentation of these non-GAAP financial measures, taken in conjunction with our results under GAAP, provide analysts, investors, lenders and other third parties insight into our view and assessment of our ongoing operating performance. In addition, we believe that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide supplementary information that may be useful to analysts, investors, lenders, and other third parties in assessing our performance and results from period to period. We report these non-GAAP financial measures to portray the results of our operations prior to considering certain income statement elements. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income (loss) adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income (loss), which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude stock-based compensation expense from adjusted EBITDA although (a) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy and (b) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; and • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income (loss) adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA, adjusted operating expenses, adjusted net income, and adjusted earnings per share to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2023 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expense and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors. 3

Healthier people. Stronger communities. Mission Driven Building a leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions. Guided by Our Core Values Uphold Integrity Embrace Differences Encourage Expression Be Accountable I D E A We maintain uncompromising integrity in everything we say and do. We embrace differences as they make our ideas richer and serve our patients better. We encourage everyone to think big, push ourselves and make our voices heard. We are accountable to each other, our customers and our community. 4 Committed to delivering a banner year in 2023

5 Strengthening Our Communities We partner with organizations leading equitable access to STEM education Collegium strongly believes in the value of education and supporting the next generation of scientists. We engage with nonprofits driving equitable access to education and STEM resources in underserved communities. Collegium is a proud partner of the Boston Red Sox, collaborating with Science from Scientists to inspire hundreds of kids and their families through STEM experiments at select home games. Read our ESG report at collegiumpharma.com.

1H’23 Highlights Delivered Record Financial Performance1  Product revenues, net: $280.3M, up 35% YoY in 1H’23  Adjusted EBITDA: $173.4M, up 51% YoY in 1H’232 Executing on Capital Deployment Strategy  Paid down $70.8M in debt in 1H’23; net debt to adjusted EBITDA of ~1.2x as of June 30, 20232,3  Increased cash, cash equivalents and marketable securities to $325.5M1 Progress Towards Business Objectives1  Reported record Belbuca® and Xtampza® ER revenue in 1H’23  Exceeded Nucynta Franchise revenue expectations, up 4% YoY in 1H’23 6 1. This financial data was provided by Collegium in its Form 10-Q filed with the SEC on August 3, 2023. 2. Adjusted EBITDA and adjusted operating expenses are non-GAAP financial measures. See Non-GAAP Financial Measures on Slide 3. 3. The net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its Form 8-K filed with the SEC on August 3, 2023 and its Form 10-Q filed with the SEC on August 3, 2023. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022. $50 Million Accelerated Share Repurchase Authorization Announced Today

Strategy for a Banner 2023 • Generate strong cash flow from pain portfolio and leverage cost structure • Grow Belbuca prescriptions and Xtampza ER revenues • Maximize Nucynta Franchise with potential for 6-month pediatric exclusivity (Dec. 2025) • Conduct business development focused on commercial-stage, durable assets • Rapidly pay-down debt • Opportunistically return capital to shareholders; utilize $50M Accelerated Share Repurchase program Maximize Portfolio Deploy Capital 7

$118M $266M $363M 2021 2022 2023E Adjusted EBITDA3 $277M $464M $573M 2021 2022 2023E Product Revenues, Net 8 2023 To Be A Banner Year 2 2 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its press release filed with the SEC on August 3, 2023, and represents the mid-point of 2023 financial guidance ranges. 3. Adjusted operating expenses and adjusted EBITDA are non-GAAP financial measures. See Non-GAAP Financial Measures on Slide 3. +44% CAGR +75% CAGR $101M $122M $140M 2021 2022 2023E Adjusted Operating Expenses3 ACCELERATE MANAGE LEVERAGE +18% CAGR 2 1 1 1 1 1 1

Financial Highlights Colleen Tupper Executive Vice President & Chief Financial Officer

10 Q2’23 Financial Highlights Q2’23 Product Revenue, Net $135.5 Million +10% Over Q2’22 Strong Revenue1 Q2’23 Adjusted EBITDA $85.8 Million +21% Over Q2’22 Adjusted EBITDA1,2 Estimated Net Debt/Adjusted EBITDA Ratio ~1.0x At 2023 Year-End Rapid Delevering2,3 1. This financial data was provided by Collegium in its press release filed with the SEC on August 3, 2023. 2. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 3. 3. 2023 net debt/adjusted EBITDA is calculated based on Collegium’s forecast of net debt at year-end 2023, compared to the mid-point of the 2023 guidance ranges provided by Collegium in its press release filed with the SEC on August 3, 2023. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022. This financial data assumes no additional debt is incurred.

1. This financial data was provided by Collegium in its press release filed with the SEC on August 3, 2023. 2. Adjusted operating expenses is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 3. 3. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 3. 11 2023 Financial Guidance1 Product Revenues, Net Adjusted Operating Expenses2 (Excluding Stock-Based Compensation) Adjusted EBITDA3 (Excluding Stock-Based Compensation) $565 – 580M $135 – 145M $355 – 370M

1. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures on Slide 3. 2023 net debt/adjusted EBITDA is calculated based on Collegium’s forecast of net debt at year-end 2023, compared to the mid-point of the 2023 guidance ranges provided by Collegium in its press release filed with the SEC on August 3, 2023. This financial data assumes no additional debt is incurred. 2. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022. 3. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023. 12 Capital Deployment Priorities Focused on Long-Term Value Creation • Targeting differentiated, commercial-stage assets to diversify specialty pharmaceutical portfolio • Peak revenue potential of >$150M • Durable with exclusivity into 2030s Focused Business Development • Expect net debt/adjusted EBITDA of ~1.0x by year-end 20231,2 • Tracking to repay >$160M of Pharmakon loan ($650M issued 3/22/2022) in 20232 Rapidly Pay-Down Debt • Strong track record of opportunistic share repurchases • Returned $42.9M and $19.1M to shareholders in 2021 and 2022, respectively3 • Board authorized $50M Accelerated Share Repurchase program as part of $100M share repurchase program Return Capital to Shareholders

$43M $19M $50M 2021 2022 2023E Share Repurchases 1 1 13 Accelerated Share Repurchase Program 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023. 2. Represents $50M Accelerated Share Repurchase Program authorized by Collegium’s Board of Directors. This information was provided by Collegium in its press release filed with the SEC on August 3, 2023. 2 History of Returning Capital to Shareholders • Part of $100M share repurchase program authorized in January 2023 • Facilitates repurchase of large block of shares upon initiation • Reflects underappreciated intrinsic value of the company $50M Accelerated Share Repurchase

Commercial Update Scott Dreyer Executive Vice President & Chief Commercial Officer

3.5% growth in total prescriptions in Q2’23 compared to Q1’231 9,700 24% growth in Q2’23 revenue compared to Q2’22 18,100 8% growth in Q2’23 Nucynta Franchise revenue compared to Q2’22 11,600 1. IQVIA NPA through June 2023. 2. Quarter-ending product share (Belbuca, Xtampza ER, and Nucynta® ER). 3. IQVIA Xponent through June 2023; approximate quarterly prescriber counts. Collegium Portfolio has 50% Branded ER Market Share1,2 Large Prescriber Bases3 Q2’23 Commercial Update 15

2023 Commercial Priorities 16 Expand Market Leadership Win in Managed Care • Grow Belbuca and Xtampza ER • Reinforce clinical differentiation • Pull-through strong access positions • Expand access by achieving new payor wins for Belbuca and Xtampza ER • Renegotiate Xtampza ER contracts representing 30% of prescriptions

PAINWeek Conference 2023: September 5-8, 2023 Largest Pain Conference in the U.S. for HCPs 10 abstracts accepted for presentation Significant medical presence with medical information booth and Product Theater Opportunity to educate and engage with pain specialist community 17

Delivering on a Strong 2H’23 and a Banner Year • Grow core business including Belbuca and Xtampza ER • Generate higher revenue and lower expenses compared to 1H’23 • Achieve 2023 financial guidance • Prepare for strong 2024 • Conduct business development focused on commercial-stage, durable assets • Rapidly pay-down debt • Execute $50M Accelerated Share Repurchase program Maximize Portfolio Deploy Capital 18

Q&A

Non-GAAP Reconciliations

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) (unaudited) 21 GAAP net income (loss) $ 13,007 $ (5,191) $ (4,419) $ (18,260) Adjustments: Interest expense 21,863 17,761 43,290 23,592 Interest income (4,027) (5) (6,774) (9) Loss on extinguishment of debt — — 23,504 — Provision for (benefit from) income taxes 4,790 (1,455) 4,659 (4,228) Depreciation 895 656 1,712 1,371 Amortization 37,463 37,501 74,929 56,424 Stock-based compensation expense 7,072 5,692 13,107 11,827 Litigation settlements — — 8,500 — Acquisition related expenses — 3,579 — 30,746 Recognition of step-up basis in inventory 4,748 12,638 14,918 13,241 Total adjustments $ 72,804 $ 76,367 $ 177,845 $ 132,964 Adjusted EBITDA $ 85,811 $ 71,176 $ 173,426 $ 114,704 Three Months Ended June 30, 2023 2022 Six Months Ended June 30, 2023 2022

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands) (unaudited) 22 GAAP operating expenses $ 38,193 $ 41,254 $ 90,968 $ 99,765 Adjustments: Stock-based compensation 7,072 5,692 13,107 11,827 Litigation settlements — — 8,500 — Acquisition related expenses — 3,579 — 30,746 Total adjustments $ 7,072 $ 9,271 $ 21,607 $ 42,573 Adjusted operating expenses $ 31,121 $ 31,983 $ 69,361 $ 57,192 Three Months Ended June 30, 2023 2022 Six Months Ended June 30, 2023 2022

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts) (unaudited) 1) The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended June 30, 2023 and 2022 were 24% and 26%, respectively; and the blended federal and state statutory rate for the six months ended June 30, 2023 and 2022 were 25.6% and 26%, respectively. As such, the non-GAAP effective tax rates for the three months ended June 30, 2023 and 2022 were 23.5% and 25.4%, respectively; and the non-GAAP effective tax rates for the six months ended June 30, 2023 and 2022 were 22.2% and 25.4%, respectively. 2) Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for our convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense added-back to non-GAAP adjusted net income. For the three months ended June 30, 2023 and 2022, adjusted weighted-average shares – diluted includes 7,509,104 and 4,925,134, respectively, attributable to our convertible notes. For the six months ended June 30, 2023 and 2022, adjusted weighted-average shares – diluted includes 6,041,036 and 4,925,134, respectively, attributable to our convertible notes. In addition, for the three and six months ended June 30, 2023 and 2022, adjusted earnings per share also includes other potentially dilutive securities to the extent that they are not antidilutive given that non-GAAP adjusted net income was in an income position. 23 GAAP net income (loss) $ 13,007 $ (5,191) $ (4,419) $ (18,260) Adjustments: Non-cash interest expense 2,261 2,522 4,548 3,435 Loss on extinguishment of debt — — 23,504 — Amortization 37,463 37,501 74,929 56,424 Stock-based compensation expense 7,072 5,692 13,107 11,827 Litigation settlements — — 8,500 — Acquisition related expenses — 3,579 — 30,746 Recognition of step-up basis in inventory 4,748 12,638 14,918 13,241 Income tax effect of above adjustments (1) (12,100) (15,737) (30,974) (29,408) Total adjustments $ 39,444 $ 46,195 $ 108,532 $ 86,265 Non-GAAP adjusted net income $ 52,451 $ 41,004 $ 104,113 $ 68,005 Adjusted weighted-average shares — diluted (2) 42,849,952 39,256,685 41,485,868 39,290,207 Adjusted earnings per share (2) $ 1.26 $ 1.07 $ 2.57 $ 1.78 Three Months Ended June 30, 2023 2022 Six Months Ended June 30, 2023 2022